Quarterly Investor Relations Presentation At and for the three and six months ended March 31, 2016

About GWB 2 Company Snapshot Exchange / Ticker • NYSE: GWB Market Cap • 55.25 million shares outstanding / $1.65 billion Ownership • 100% publicly traded Total Assets • $9.94 billion ROA / ROTCE • 1.24% / 16.1% FYTD Efficiency Ratio • 45.5% for quarter ended March 31, 2016 FTEs • Approximately 1,430 Locations • 155 branches in seven states; acquisition of HF Financial will add 23 locations and two states (1) Business & Ag Expertise • 87% of loans in business and ag segments; 6 th largest farm lender bank in the U.S.(2) (1) GWB has announced preliminary plans to close three existing Great Western Bank locations and two existing Home Federal Bank locations subsequent to transaction close. (2) As of December 31, 2015. Source: FDIC. NOTE: All financial data is as of or for the three months ended March 31, 2016 unless otherwise noted. Market Cap calculated based on April 22, 2016 closing price of $29.86. See appendix for non-GAAP reconciliation of ROTCE and efficiency ratio.

Footprint 3 • 155 banking branches across seven Midwestern and Western states • Vibrant, diverse economies balanced across growing commercial hub cities and smaller rural communities • Opportunities for expansion into new markets within and adjacent to footprint Attractive Markets Great Western Bank Branches Home Federal Bank Branches (1) GWB has announced preliminary plans to close three existing GWB locations and two existing Home Federal Bank locations subsequent to transaction close.

• FYTD net charge-offs of 0.05% of average loans and reduction in “Substandard” loans compared to December 31, 2015 • Detailed analysis of Ag grain borrowers completed – low levels of leverage noted in the review Executing on Strategy Focused Business Banking Franchise with Agribusiness Expertise • Loan balances increased by $232.6 million, a 3.2% increase compared to September 30, 2015 • Lending growth focused in CRE and Ag portfolio segments • Deposit balances increased by $325.7 million or 4.4% from September 30, 2015 with deposit growth balanced across business and consumer accounts • The anticipated close of HF Financial Corp/Home Federal Bank acquisition will add 23 branches with a new presence in ND and MN Strong Profitability and Growth Driven by a Highly Efficient Operating Model • Fully diluted EPS of $0.55 for the quarter compared to $0.34 for 2QFY15 • Strong profitability metrics continue: 1.24% ROAA and 16.1% ROATCE(1) for FYTD • Efficiency ratio(1) of 45.5% for the quarter compared to 51.7% for 2QFY15 Risk Management Driving Strong Credit Quality Strong Capital Generation and Attractive Dividend • All key regulatory capital ratios increased compared to December 31, 2015 including 11.1% tier 1 capital and 12.4% total capital • Quarterly dividend of $0.14 per share announced April 28, 2016; payable May 24, 2016 to stockholders of record as of the close of business on May 10, 2016 (1) This is a non-GAAP measure. See appendix for reconciliation. 4

Experienced Management Team

Great Western Bancorp, Inc.

Executive Officers		Industry experience (yrs)	Great Western / National Australia Bank experience (yrs)
Ken Karels *President and CEO*	• Former COO and Regional President – Great Western • Former President and CEO – Marquette Bank	39	14
Pete Chapman *Executive VP & CFO*	• Responsible for financial / regulatory reporting, planning and strategy, project management, and treasury • Prior U.S. experience with E&Y	22	12
Steve Ulenberg *Executive VP & CRO*	• Responsible for risk framework across Great Western • Prior leadership roles in commercial and wholesale banking, risk management, and cross-organizational strategy – National Australia Bank	32	26
Doug Bass *Regional President*	• Regional President for Iowa / Kansas / Missouri, Arizona / Colorado, L&D / Marketing, Operations, and People & Culture • Prior positions with U.S. Bank and First American Bank Group	33	7
Bryan Kindopp *Regional President*	• Regional President for Nebraska and South Dakota • Prior role overseeing branch operations – northeastern South Dakota	25	15
Non-Executive Officers			
Donald Straka *General Counsel*	• Prior experience – attorney and executive in banking, securities and M&A	27	2
Cheryl Olson *Head of L&D and Marketing*	• Prior experience – VP & Regional Training Manager for Bank of the West and VP Learning and Development Officer for Community First Bankshares Inc	37	9
Andy Pederson *Head of People & Culture*	• Prior experience – Senior Human Resource Generalist for Citibank and Wells Fargo	16	7

5

NYSE: GWB

GreatWesternBank.com

Acquisition History Acquired Security Bank ($0.1 billion) Acquired Sunstate Bank and three branches from HF Financial Corp. ($0.2 billion total) Acquired F&M Bank-Iowa and TierOne Bank ($3.0 billion total) Acquired North Central Bancshares Inc. ($0.4 billion) Asset CAGR ‘09 – ‘16: 11% Note: Total assets are as of September 30 of each fiscal year unless otherwise noted. Acquired assets are the total of the fair value of total assets acquired and the net cash and cash equivalents received, at the time of acquisition of each indicated year. 6 $3.1 $3.4 $4.3 $5.2 $8.3 $8.2 $9.0 $9.1 $9.4 $9.8 $11.1 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Pro Forma, 2Q'16 Pre-Acquisition Assets Acquired Assets Acquired First Community Bank’s Colorado franchise and a branch from Wachovia ($0.6 billion total) Anticipated close on HF Financial May 2016 ($1.1 billion, projected)

$923 $1,092 $1,396 $1,587 $1,681 $1,861 $1,900 $959 $971 $1,354 $1,482 $1,571 $1,611 $1,588 $2,544 $2,342 $2,364 $2,312 $2,541 $2,846 $3,078 $993 $777 $940 $906 $902 $922 $910 $192 $111 $143 $126 $124 $111 $104 $5,610 $5,293 $6,197 $6,414 $6,820 $7,351 $7,580 FY10 FY11 FY12 FY13 FY14 FY15 2QFY16 Agriculture C&I Commercial RE Residential RE Consumer and Other Loan Portfolio Composition 7 Loan Portfolio ($MM) At September 30 of each fiscal year unless otherwise noted (UPB). Portfolio Segmentation by Type Geographic Diversification Focused business and ag lending growth Iowa / Kansas / Missouri 32% South Dakota 24% Nebraska 19% Arizona / Colorado 22% Other 3% Commercial non-real estate, 21.0% Ag real estate, 12.0% Ag operating, 13.0% Construction & development, 4.9% Owner-occupied CRE, 14.6% Non owner- occupied CRE, 17.8% Multifamily, 3.3% Residential real estate, 12.0% Consumer, 0.9% Other, 0.5%

Elevated Expenses Straining Profitability (1) Ag Economy 8 Highlights • Industry has strong balance sheets with debt/equity and debt/assets well below long-term average levels • Many producers have the ability to withstand lower profitability – cash flow versus solvency • Elevated expenses resulting from high land (purchase and cash rent) and energy costs are forecast to move downward, restoring more normalized profitability • USDA projects net farm income to bottom out in 2016 and then gradually return to a modest growth trajectory Industry Debt/Equity Ratio (1) Projected Farm Net Income (1) (1) Source: USDA Economic Research Service, historical actuals and projections through 2025 for the entire US agricultural sector.

Ag Lending 101 9 • Underwriting fundamentals are identical to comparable C&I and CRE businesses • Cash flow is the primary source of repayment • Collateral is the secondary source of repayment • Advance rates on lines and amount of term debt subject to LTV limits and collateral values based on “normalized” valuations • Liquid markets typically exist for ag-related collateral (e.g. harvested grain or grain inventory, cattle, farm equipment and land sale/lease) in foreclosure scenarios • Federally-subsidized crop insurance and FSA guarantees are two examples of risk mitigants unique to ag lending • A number of market and economic conditions can be leading indicators for individual borrowers and are monitored by GWB; none are broadly indicative for GWB’s ag portfolio as a whole: • Interest rates, economic growth and policy • Farm leverage ratios • Weather and drought conditions • Disease • Commodity prices – corn, soybeans, cattle, hogs, milk, cheese, etc. • Yields Highlights Grain vs Protein – A Natural “Hedge” Protein farmers tend to do better when grain prices (feed) are low and demand for protein outputs are high; global demand will influence herd populations and impact downstream economics. Grain farmers have come under some revenue pressure (commodity prices); depressed revenue will drive costs down and/or marginal producers out of business. Customers are generally well positioned to sustain lean years with low debt and strong crop conditions. Deal Structure Short Term Operating (Typically 1-2 Years) •Operational / working capital subject to borrowing base requirements •$753 million at Mar 31, 2016 Medium Term (Typically 3- 5 Years) •Machinery / equipment and livestock subject to LTV guidelines of 50-75% depending on asset class •$279 million at Mar 31, 2016 Real Estate Loans (Typically 5-15 Years with Amortization) •Valuation based on 3rd Party appraisals; 70% max LTV guideline •$858 million at Mar 31, 2016

Example Farm Income Statement

Great Western Bancorp, Inc.

Key Takeaways

- Wide range of outcomes across both revenue and expense categories – partnering with experienced producers with strong balance sheets is key
- Average revenue similar between renters and owners but renters' total cost per bushel was 21% higher, the difference between positive and negative net return
- The most profitable producers achieve better yields (i.e., more revenue) with lower input costs – prudent management, better cost control and more productive land
- Crop insurance is a very affordable risk management tool – small portion of total cost base
- USDA forecasts grain prices to stabilize while costs will decrease from 2014 levels, especially land rent, fuel and fertilizer – this should lead to better average profitability

Summary Farm Income Statement - Per Acre

	Corn on Cash Rent			Corn on Owned Land		
	Avg. of All Farms	Low 20% Profitability	High 20% Profitability	Avg. of All Farms	Low 20% Profitability	High 20% Profitability
Number of farms	95	19	19	70	14	14
Yield - bushels **(1)**	152.51	134.65	173.00	152.28	114.99	177.55
Sale price **(2)**	$ 3.40	$ 3.33	$ 3.47	$ 3.37	$ 3.31	$ 3.53
Revenue:						
Gross corn revenue **(1)*(2)**	$ 518.53	$ 448.38	$ 600.31	$ 513.18	$ 380.62	$ 626.75
Crop insurance	24.36	10.29	13.49	15.60	3.52	1.98
Other revenue	24.08	26.61	15.59	30.50	44.07	30.47
Total revenue	566.97	485.28	629.39	559.28	428.21	659.20
Direct expenses:						
Land rent	151.49	231.89	112.34	-	-	-
Fertilizer	116.67	104.23	104.43	99.74	98.53	73.63
Seed	92.03	87.48	79.52	84.47	84.03	77.49
Crop insurance	25.84	23.12	21.38	24.78	22.17	11.50
Chemicals	39.94	65.88	37.38	40.81	48.25	36.99
Fuel	24.35	29.69	22.21	24.06	29.30	19.97
Other direct expenses	56.08	74.14	45.53	58.26	86.80	31.21
Total direct expenses	506.40	616.43	422.79	332.12	369.08	250.79
Overhead expenses:						
Depreciation	43.14	60.38	32.56	54.16	65.74	36.25
Real estate taxes	0.62	1.62	0.37	30.85	31.31	46.81
Interest	2.97	2.76	2.23	35.35	65.74	36.25
Other overhead expenses	44.36	75.13	38.05	41.56	45.34	47.71
Total overhead expenses	91.09	139.89	73.21	161.92	208.13	167.02
Net return per acre	$ (30.52)	$ (271.04)	$ 133.39	$ 65.24	$ (149.00)	$ 241.39
Total cost per bushel	3.92	5.62	2.87	3.24	5.02	2.35

Source: FINBIN - University of Minnesota
Farms in Nebraska and South Dakota - 2014 Production Year

10

NYSE: GWB

GreatWesternBank.com

$15M+ 12.1% $5M- $15M 32.8% $1M - $5M 31.2% $250K - $1M 16.1% <$250K 7.8% Ag Loan Portfolio 11 Highlights Ag Portfolio Composition by Industry (UPB) Ag Net Charge-offs / Average Loans (1) ($MM)Ag Portfolio Exposure Sizes (UPB) NOTE: All customer references are aggregated based on CIF and do not group CIFs with related ownership groups. Industry disclosures based on NAICS codes. (1) Net charge-offs / average loans represent charge-offs, net of recoveries, as a percent of average loans for each period. Average loans are calculated as the two point average of each period. Gra ins, 36% Beef Cattle, 27% Dairy Farms, 16% Hogs , 6% Cotton, 2% Other Specialty, 13% Grains 36% Proteins 49% Other 15% 0.1% (0.0)% 0.3% 0.1% 0.0% 0.2% FY11 FY12 FY13 FY14 FY15 FYTD16 • Portfolio balanced across subsegments • Detailed analysis performed on grain producer portfolio in 2QFY16 covering $564 million (83% coverage) • Average LTV of 40% and 70%+ of borrowers with leverage ratio (debt/assets) <40% • 10 largest Ag exposures represent 11% of total Ag and average $19.8 million • Approximately 3,200 customers with an average exposure size of $583,000 $0.87 ($0.11) $4.05 $2.37 $0.48 $1.00

Diverse C&I Exposure

Great Western Bancorp, Inc.

Highlights

- Diverse range of industry exposure across C&I lending portfolio, including healthcare, tourism & hospitality, freight & transport and agribusiness-related services
- No significant energy-related exposure, <1% of total loans
- 10 largest C&I exposures represent 20% of total C&I and average $32.3 million
- Approximately 4,000 customers with an average exposure of $402,000

C&I Portfolio Composition by Industry (UPB)


10.1%
4.3%
3.4%
4.6%
3.4%
3.7%
2.6%
2.6%
65.3%
Med / Surg Hospitals
Casino Hotels
Trucking
Retirement Communities
Residential Warehouse Lending
Lessors of Residential Buildings and Dwellings
Farm and Garden Equip Wholesalers
Nursing Care Facilities
Other

C&I Portfolio Exposure Sizes (UPB)


<$250K 9.4%
$15M+ 26.8%
$250K - $1M 13.2%
$1M - $5M 27.6%
$5M- $15M 23.0%

C&I Net Charge-offs / Average Loans (1) ($MM)


0.9%
0.5%
0.2%
0.3%
0.5%
(0.1)%
FY11
FY12
FY13
FY14
FY15
FYTD16
$8.33
5.92
$2.43
$3.94
$7.75
($0.38)

NOTE: All customer references are aggregated based on CIF and do not group CIFs with related ownership groups. Industry disclosures based on NAICS codes.

(1) Net charge-offs / average loans represent charge-offs, net of recoveries, as a percent of average loans for each period. Average loans are calculated as the two point average of each period.

12

NYSE: GWB

GreatWesternBank.com

$15M+ 15.2% $5M- $15M 33.9%$1M - $5M 35.2% $250K - $1M 12.1% <$250K 3.6% Construction and development $368.4 12.0% Owner-occupied CRE $1,107.1 36.0% Non-owner-occupied CRE $1,350.4 43.8% Multi family $252.1 8.2% Focused CRE Lending 13 Highlights CRE Portfolio Composition by Type (UPB $MM) CRE Portfolio Exposure Sizes (UPB) CRE Net Charge-offs / Average Loans (1) ($MM) NOTE: All customer references are aggregated based on CIF and do not group CIFs with related ownership groups. Industry disclosures based on NAICS codes. (1) Net charge-offs / average loans represent charge-offs, net of recoveries, as a percent of average loans for each period. Average loans are calculated as the two point average of each period. 1.3% 0.9% 0.8% 0.1% 0.0% 0.0% FY11 FY12 FY13 FY14 FY15 FYTD16 $32.10 $21.59 $18.96 $1.73 $0.63 $0.28 • Focus on owner-occupied properties, commercial property investors, multi-family property investors and a diverse range of commercial construction with limited exposure to land development and other speculative projects • Continued customer demand to finance CRE development, especially in larger markets in footprint • 10 largest CRE exposures represent 8% of total CRE and average $25.2 million

U.S. Treasuries 17% U.S. Agencies 6% GNMA 56% Other MBS 21% Corporate debt 0% As of 03/31/16 Investment Portfolio 14 • Investment portfolio has historically been heavily skewed toward GNMA Mortgage-backed securities because of the favorable capital treatment afforded by the Australian regulator pre IPO ownership • Recent reinvestments have been in other segments: • Will continue to transition to a portfolio composition more similar to U.S. peers over time • Opportunities to increase overall portfolio yield over time without substantially altering the interest rate or credit risk profile • Portfolio weighted average life of 3.2 years as of March 31, 2016 and yield of 1.80% for the quarter ended March 31, 2016, a decrease of 1 basis point compared to the prior quarter GNMA 97% States and political subdivisions 1% Corporate debt 2% As of 9/30/12

Iowa / Kansas / Missouri 32.5% South Dakota and Other 20.0% Nebraska 31.1% Arizona / Colorado 16.4% Non-interest- bearing demand 19.5% NOW, MMDA and savings 64.2% Time certificates $250K+ 2.7% Other time certificates 13.6% Deposits 15 Portfolio Segmentation by Type Portfolio Over Time ($MM) Geographic Diversification NOTE: South Dakota and Other deposits include a small amount of deposits managed by our Corporate staff. $848 $1,076 $1,199 $1,303 $1,368 $1,504 $2,532 $3,037 $3,602 $4,005 $4,638 $4,952 $2,891 $2,771 $2,147 $1,744 $1,380 $1,256 $6,272 $6,885 $6,948 $7,052 $7,387 $7,713 FY11 FY12 FY13 FY14 FY15 2QFY16 Non-interest-Bearing Interest-Bearing Demand Time Portfolio transformation away from time deposits and significant business deposit growth At September 30 of each fiscal year unless otherwise noted.

Tangible equity net of DTAs and AOCI $817.9 84% Eligible trust- preferred securities $56.1 6% Eligible ALLL $61.9 6% Eligible subordinated debt $35.0 4% Other $0.0 0% Tangible equity net of DTAs and AOCI $817.9 94% Eligible trust- preferred securities $56.1 6% Capital 16 Summary Capital Ratios Tier 1 Capital Composition ($MM) Total Capital Composition ($MM) Ratio Well Capitalized Minimum Difference to Well Capitalized Tier 1 capital 11.1% 8.0% 3.1% Total capital 12.4% 10.0% 2.4% Tier 1 leverage 9.5% 5.0% 4.5% Common equity tier 1 10.4% 6.5% 3.9% Risk-weighted assets ($MM) 7,856$ Ratio Well Capitalized Minimum Difference to Well Capitalized Tier 1 capital 11.0% 8.0% 3.0% Total capital 11.8% 10.0% 1.8% Tier 1 leverage 9.4% 5.0% 4.4% Common equity tier 1 11.0% 6.5% 4.5% Risk-weighted assets ($MM) 7,854$ Great Western Bancorp, Inc. Great Western Bank • Attractive dividend of $0.14 quarterly (yield of 2.0% based on avg. closing price during the quarter) (1) • Capital ratios increased compared to December 31, 2015 • Strong relationships with regulators at holding company and bank level (1) Future dividends subject to Board approval

Fixed, $2,653 , 35% Fixed (swapped), $1,097 , 14% Floating (no floor), $2,849 , 39% Floating (floor), $874 , 12% Credit cards, $37 , 0% FV adj and other, $(41), 0% -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% -100 bps +100 bps +200 bps +300 bps +400 bps Estimated Increase (Decrease) in Annualized Adjusted Net Interest Income Immediate Gradual Interest Rate Sensitivity 17 Summary Loan Portfolio Behavior ($MM) Sensitivity Modeling • Average floor is 79 bps out of the money • Floating: 64% Prime, 19% 5yr Tsy, 17% all other • Management believes the balance sheet is well-prepared for a range of interest rate actions, but is modestly asset sensitive • Internal budgeting and planning assumes a flat rate environment with any lift from rate increases viewed as potential upside • Investment portfolio weighted average life of 3.2 years • Relatively short average tenor of the loan portfolio (1.2 years at March 31, 2016) due to: • Higher proportion of 12-month revolving lines of credit in line with business and agriculture lending focus • Certain fixed-rate loans with original terms greater than 5 years are swapped to floating

Asset Quality 18 Highlights Net Charge-offs Strong Credit QualityReserves / NALs 42% 43% 60% 84% 113% FY12 FY13 FY14 FY15 2Q FY16 Reserves/NALs 0.27% 0.65% 0.88% 0.54% 0.44% 0.14% 0.13% 0.05% FY09 FY10 FY11 FY12 FY13 FY14 FY15 2Q FY16 (Ann.) • Ratio of ALLL / total loans was 0.82% at March 31, 2016 compared to 0.81% at December 31, 2015 and 0.74% at March 31, 2015 • Nonaccrual loans increased by $0.6 million during the quarter but have decreased by $19 million compared to 2QFY15 • Loans graded “Watch” increased $35.0 million during the quarter but are down $50.9 million compared to 2QFY15 2.76% 2.03% 1.16% 0.93% 0.73% 0.54% 0.44% 0.14% 0.13% 0.05% FY12 FY13 FY14 FY15 2Q FY16 NALs / Total Loans NCOs / Avg Loans

$- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Year-end balance (left axis) Annual amortization (right axis) Goodwill & Intangible Assets 19 Goodwill ($MM) Other Intangible Assets ($MM) (1) NAB acquisition of GWB $622.4 GWB acquisitions $75.4 (1) Balances and amortization expense at September 30 and for the respective fiscal years. Amounts for fiscal years 2016 – 2018 are forecast based on existing intangible assets and could change materially based on future acquisitions. • Majority (89%) of goodwill on GWB’s balance sheet resulted from the acquisition of GWB by NAB and was pushed down to GWB’s balance sheet • Recognizing an impairment, which management does not currently believe is present, is the only opportunity to eliminate the “inherited” goodwill • Existing intangible assets and related amortization have become minimal • Future M&A activity could generate additional assets and amortization expense

Income Statement Summary

3.99% -0.01% 3.98% 0.01% 0.01% -0.01% 0.01% Service charges and fees, $10,316 Wealth management fees, $1,668 Gain on loans sold (mortgage), $1,204 Gain on security sales, $24 Other, $725 (1) Chart excludes changes related to loans and derivatives at fair value which netted $(4.9) million for the quarter. Dollars in thousands. (2) Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations. Revenue 21 Revenue Highlights Net Interest Income ($MM) and NIM NIM Analysis Noninterest Income (1) (2) $82.2 $88.1 $166.6 $175.9 3.89% 3.99% 3.90% 3.99% 3.64% 3.75% 3.66% 3.74% 2Q FY15 2Q FY16 FY 15 YTD FY 16 YTD Net Interest Income (FTE) NIM (FTE) Adjusted NIM (FTE) • Net interest income (FTE) increased by 7% compared to 2QFY15 driven primarily by higher loan interest income driven by a growth of 7% in average loans outstanding • NIM and adjusted NIM (FTE) were 10 and 11 basis points higher, respectively, compared to 2QFY15, primarily as a result of asset growth and mix • Noninterest income increased 30% compared to 2QFY15 • Approval to use higher interchange rates led to $1.2 million increase in revenue

Expenses, Provision & Earnings 22 Highlights Provision for Loan Losses ($MM) Noninterest Expense ($MM) Net Income ($MM) (1) Efficiency ratio is a non-GAAP measure. See appendix for reconciliation. $9.7 $2.6 $13.0 $6.5 2Q FY15 2Q FY16 FY15 YTD FY16 YTD $48.4 $44.9 $95.5 $89.1 51.7% 45.5% 50.1% 45.3% 2Q FY15 2Q FY16 FY 15 YTD FY 16 YTD Noninterest expense Efficiency ratio $20 $29 $34 $30 $31 $46 $61 0.83% 1.18% 1.38% 1.23% 1.24% 0.96% 1.24% 2Q FY15 3Q FY15 4Q FY15 1Q FY16 2Q FY16 3/31/15 FYTD 3/31/16 FYTD Net Income ROAA 7% decrease in total noninterest expense; 4% decrease in tangible noninterest expense • Efficiency ratio (1) was 45.5% for the quarter compared to 51.7% for 2QFY15 driven by a 9% increase in total revenue and a 4% reduction in tangible noninterest expense primarily driven by lower OREO costs • Provision for loan losses decreased $7.1 million compared to 2QFY15; ALLL coverage increased to 0.82%, an 8 basis point increase compared to March 31, 2015

Proven Business Strategy 23 Focused Business Banking Franchise with Agribusiness Expertise Risk Management Driving Strong Credit Quality Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend Explore Accretive Strategic Acquisition Opportunities

Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements about our proposed acquisition of HF Financial Corp. and certain anticipated benefits of the merger and our expected timeline for completing the transaction. Statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, including the Risk Factor related to risks associated with completed and potential acquisitions, all of which apply to our pending acquisition of HF Financial Corp. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Disclosures 24

Important Additional Information and Where to Find It In connection with the Merger Agreement with HF Financial, Great Western has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that contains the Proxy Statement/Prospectus, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS OF HF FINANCIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GREAT WESTERN, HF FINANCIAL AND THE PROPOSED TRANSACTION. The Registration Statement, including the Proxy Statement/Prospectus, and other relevant materials, and any other documents filed by Great Western and HF Financial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. Documents filed by Great Western with the SEC, including the Registration Statement, may also be obtained free of charge from Great Western’s website (www.greatwesternbank.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to Great Western’s Investor Relations contact, David Hinderaker at david.hinderaker@greatwesternbank.com. Documents filed by HF Financial with the SEC may also be obtained free of charge from HF Financial's website (www.homefederal.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to HF Financial's Investor Relations contact, Pamela F. Russo at prusso@homefederal.com. Participants in a Solicitation Great Western, HF Financial, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HF Financial, in connection with the proposed merger transaction. Information about the directors and executive officers of Great Western is available in Great Western’s definitive proxy statement for its 2016 annual meeting of stockholders as filed with the SEC on January 4, 2016, and other documents subsequently filed by Great Western with the SEC. Information about the directors and executive officers of HF Financial, is available in HF Financial’s definitive proxy statement, for its 2015 annual meeting of stockholders as previously filed with the SEC on October 16, 2015. Other information regarding the participants and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, is contained in the Registration Statement and the Proxy Statement/Prospectus, and other relevant documents regarding the transaction filed with the SEC. Disclosures 25

No Offer or Solicitation: This communication is not a solicitation of a proxy from any stockholder of HF Financial and is not a substitute for the proxy statement/prospectus that will be sent to the stockholders of HF Financial in connection with the proposed merger. This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of any applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated January 27, 2016 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the SEC on January 27, 2016. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. Disclosures 26

Appendix 1 Non-GAAP Measures

Non-GAAP Measures 28 At or for the 6 Months Ended 03/31/16 03/31/15 03/31/16 12/31/15 09/30/15 06/30/15 03/31/15 Cash net income and return on average tangible common equity: Net Income $61,135 $46,421 $30,674 $30,461 $33,812 $28,832 $19,724 Add: Amortization of intangible assets 1,417 4,626 708 709 708 1,776 2,313 Add: Tax on amortization of intangible assets (440) (440) (220) (220) (220) (220) (220) Cash Net Income $62,112 $50,607 $31,162 $30,950 $34,300 $30,388 $21,817 Average Common Equity $1,476,424 $1,445,984 $1,488,398 $1,464,450 $1,456,372 $1,476,556 $1,458,131 Less: Average goodwill and other intangible assets 704,221 709,935 703,866 704,576 705,284 706,526 708,782 Average Tangible Common Equity $772,203 $736,049 $784,532 $759,874 $751,088 $770,030 $749,349 Return on Average Common Equity 8.3% 6.4% 8.3% 8.3% 9.2% 7.8% 5.5% Return on Average Tangible Common Equity 16.1% 13.8% 16.0% 16.2% 18.1% 15.8% 11.8% At or for the 3 Months Ended

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the 6 Months Ended		At or for the 3 Months Ended				
	03/31/16	03/31/15	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):							
Net Interest Income	$172,295	$163,534	$86,338	$85,957	$85,425	$84,538	$80,625
Add: Tax equivalent adjustment	3,617	3,094	1,791	1,826	1,778	1,704	1,590
Net Interest Income (FTE)	175,912	166,628	88,129	87,783	87,203	86,242	82,215
Add: Current realized derivative gain (loss)	(10,827)	(10,589)	(5,175)	(5,652)	(5,637)	(5,416)	(5,307)
Adjusted Net Interest Income (FTE)	**$ 165,085**	**$ 156,039**	**$ 82,954**	**$ 82,131**	**$ 81,566**	**$ 80,826**	**$ 76,908**
Average Interest-Earning Assets	$8,828,558	$8,558,582	$8,892,465	$8,764,649	$8,693,471	$8,756,244	$8,560,477
Net Interest Margin (FTE)	3.99%	3.90%	3.99%	3.98%	3.98%	3.95%	3.89%
Adjusted Net Interest Margin (FTE)	3.74%	3.66%	3.75%	3.73%	3.72%	3.70%	3.64%
Adjusted net interest income and adjusted yield (fully-tax equivalent basis), on loans other than loans acquired with deteriorated credit quality:							
Interest Income	$172,101	$161,689	$86,534	$85,567	$84,835	$83,094	$80,317
Add: Tax equivalent adjustment	3,617	3,094	1,791	1,826	1,778	1,704	1,590
Interest Income (FTE)	175,718	164,783	88,325	87,393	86,613	84,798	81,907
Add: Current realized derivative gain (loss)	(10,827)	(10,589)	(5,175)	(5,652)	(5,637)	(5,416)	(5,307)
Adjusted Interest Income (FTE)	**$164,891**	**$154,194**	**$83,150**	**$81,741**	**$80,976**	**$79,382**	**$76,600**
Average loans other than loans acquired with deteriorated credit quality	$7,282,371	$6,727,508	$7,371,600	$7,193,143	$7,108,598	$6,995,340	$6,828,510
Yield (FTE)	4.83%	4.91%	4.82%	4.83%	4.83%	4.86%	4.86%
Adjusted yield (FTE)	4.53%	4.60%	4.54%	4.52%	4.52%	4.55%	4.55%

29

NYSE: GWB

GreatWesternBank.com

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the 6 Months Ended		At or for the 3 Months Ended				
	03/31/16	03/31/15	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15
Efficiency Ratio:							
Total Revenue	$189,940	$178,373	$95,339	$94,601	$94,474	$94,543	$87,561
Add: Tax equivalent adjustment	3,617	3,094	1,791	1,826	1,778	1,704	1,590
Total Revenue (FTE)	**$193,557**	**$181,467**	**$97,130**	**$96,427**	**$96,252**	**$96,247**	**$89,151**
Noninterest Expense	$89,075	$95,529	$44,855	$44,220	$44,835	$46,430	$48,438
Less: Amortization of intangible assets	1,417	4,626	708	709	708	1,776	2,313
Tangible Noninterest Expense	**$87,658**	**$90,903**	**$44,147**	**$43,511**	**$44,127**	**$44,654**	**$46,125**
Efficiency Ratio	45.3%	50.1%	45.5%	45.1%	45.8%	46.4%	51.7%
Tangible common equity and tangible common equity to assets:							
Total Stockholders' Equity	$1,509,202	$1,469,552	$1,509,202	$1,475,516	$1,459,346	$1,487,851	$1,469,552
Less: Goodwill and other intangible assets	703,508	707,410	703,508	704,217	704,926	705,634	707,410
Tangible Common Equity	**$805,694**	**$762,142**	**$805,694**	**$771,299**	**$754,420**	**$782,217**	**$762,142**
Total Assets	$9,942,295	$9,781,645	$9,942,295	$9,957,215	$9,798,654	$9,764,159	$9,781,645
Less: Goodwill and other intangible assets	703,508	707,410	703,508	704,217	704,926	705,634	707,410
Tangible Assets	**$9,238,787**	**$9,074,235**	**$9,238,787**	**$9,252,998**	**$9,093,728**	**$9,058,525**	**$9,074,235**
Tangible Common Equity to Tangible Assets	8.7%	8.4%	8.7%	8.3%	8.3%	8.6%	8.4%

30

NYSE: GWB

GreatWesternBank.com

Appendix 2 Accounting for Loans at FV and Related Derivatives

Loans at FV and Related Derivatives 32 Overview Summary • For certain loans with an original term greater than 5 years with a fixed rate to the customer, GWB has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties (prior to NAB’s divestiture NAB London was the counterparty; all swaps have been novated to a US counterparty) • Total size of the portfolio was $1.17 billion at March 31, 2016 • GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives: • Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income • This differs significantly from most peers who have elected Hedge Accounting treatment • The historical election is irrevocable so the concept will be present for the foreseeable future in GWB’s financial statements even if different accounting elections are made on future originations • Management presents non-GAAP measures and is including the supplemental disclosures here to provide more clarity on the underlying economics Net increase (decrease) in fair value of loans at fair value Net realized and unrealized gain (loss) on derivatives Net Relationship Notes Increase (decrease) in FV related to interest rates 35,718$ (35,718)$ -$ (1) Increase (decrease) in FV related to credit 237$ -$ 237$ (2) Current period realized cost of derivatives -$ (5,175)$ (5,175)$ (3) Subtotal, loans at FV and related derivatives 35,955$ (40,893)$ (4,938)$ (4) (1) (2) (3) (4) Income Statement Line Item: Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator. Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates. Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase. While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note (2)) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note (3)) as presented in non-GAAP measures.